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                                                                   EXHIBIT 10.10

                          SCHEDULE OF OPTION AGREEMENTS


The following documents are substantially similar to the Form of Option Agreement included as Exhibit 10.5 herewith:

         Option Agreement between the Company and C. Beverly Lance dated as of February 10, 1999 for 700,000 shares.

         Option Agreement between the Company and Arthur G. Weiss dated as of February 10, 1999 for 700,000 shares.

         Option Agreement between the Company and Dr. James Verbrugge dated as of February 10, 1999 for 200,000 shares.

         Option Agreement between the Company and Four Corners Capital, LLC dated as of February 10, 1999 for 200,000 shares.

         Option Agreement between the Company and William B. Astrop, Jr. dated as of February 10, 1999 for 100,000 shares.

         Option Agreement between the Company and Douglas D. Astrop dated as of February 10, 1999 for 100,000 shares.



The following documents are substantially similar to the Form of Option Agreement included as Exhibit 10.6 herewith:

         Option Agreement between the Company and C. Beverly Lance dated as of April 21, 1999 for 1,000,000 shares.

         Option Agreement between the Company and Arthur G. Weiss dated as of April 21, 1999 for 1,000,000 shares.

         Option Agreement between the Company and Dr. James Verbrugge dated as of April 21, 1999 for 200,000 shares.

         Option Agreement between the Company and Four Corners Capital, LLC dated as of April 21, 1999 for 200,000 shares.

         Option Agreement between the Company and William B. Astrop, Jr. dated as of April 21, 1999 for 100,000 shares.

         Option Agreement between the Company and Douglas D. Astrop dated as of April 21, 1999 for 100,000 shares.


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The following documents are substantially similar to the Form of Option
Agreement included as Exhibit 10.7 herewith:

         Option Agreement between the Company and C. Beverly Lance dated as of July 2, 1999 for 1,700,000 shares.

         Option Agreement between the Company and Arthur G. Weiss dated as of July 2, 1999 for 1,700,000 shares.

         Option Agreement between the Company and Dr. James Verbrugge dated as of July 2, 1999 for 400,000 shares.

         Option Agreement between the Company and Four Corners Capital, LLC dated as of July 2, 1999 for 400,000 shares.

         Option Agreement between the Company and William B. Astrop dated as of July 2, 1999 for 400,000 shares.


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